UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

CUMULUS MEDIA INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note

On March 23, 2023, Cumulus Media Inc. (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Original Proxy Statement”) and the related proxy card (the “Original Proxy Card”) with the Securities and Exchange Commission. The Original Proxy Card inadvertently omitted reference to the proposal to approve an amendment and restatement of the Cumulus Media Inc. 2020 Equity and Incentive Compensation Plan discussed in the Original Proxy Statement. The purpose of filing this supplement is to include a revised proxy card to correct such omission. No other changes have been made to the Original Proxy Statement.

## YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CUMULUS MEDIA

**Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on April 25, 2023.**

**INTERNET – www.cstproxyvote.com**
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

**PHONE – 1 (866) 894-0536**
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

**Vote at the Meeting –**
If you plan to attend the virtual online general meeting, you will need your 12 digit control number to vote electronically at the general meeting. To attend:
**https://cstproxy.com/cumulusmedia/2023**

**MAIL –** Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

**PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.**

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

**PROXY**

Please mark your votes like this **X**

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED, "FOR" PROPOSALS 2, 4 AND 5, AND "ONE YEAR" ON PROPOSAL 3.**

1. Election of Directors:
   (1) Mary G. Berner
   (2) Matthew C. Blank
   (3) Thomas H. Castro
   (4) Deborah A. Farrington
   (5) Joan Hogan Gillman
   (6) Andrew W. Hobson
   (7) Brian G. Kushner

| FOR all nominees listed to the left (except as marked to the contrary below) | WITHHOLD AUTHORITY to vote for all nominees listed to the left |
|---|---|
| ☐ | ☐ |

**(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)**

2. Proposal to approve, on an advisory basis, the compensation paid to the Company's named executive officers.

| FOR | AGAINST | ABSTAIN |
|---|---|---|
| ☐ | ☐ | ☐ |

3. Proposal to approve, on an advisory basis, the frequency of future advisory shareholder votes on the compensation paid to the Company's named executive officers.

| ONE YEAR | TWO YEARS | THREE YEARS | ABSTAIN |
|---|---|---|---|
| ☐ | ☐ | ☐ | ☐ |

4. Proposal to approve an amendment and restatement of the Cumulus Media Inc. 2020 Equity and Incentive Compensation Plan.

| FOR | AGAINST | ABSTAIN |
|---|---|---|
| ☐ | ☐ | ☐ |

5. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2023.

| FOR | AGAINST | ABSTAIN |
|---|---|---|
| ☐ | ☐ | ☐ |

CONTROL NUMBER

**Signature**____________________ **Signature, if held jointly**____________________ **Date**__________, **2023.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

The 2023 Annual Meeting of Stockholders of Cumulus Media Inc will be held on April 26, 2023 at 12:30pm ET, virtually via the internet at: https://www.cstproxy.com/cumulusmedia/2023. Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders To view the 2023 Proxy Statement, 2022 Annual Report and to Attend the Annual Meeting, please go to: http://www.cstproxy.com/cumulusmedia/2023. ï³ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ï³ PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS CUMULUS MEDIA INC The undersigned appoints Mary G. Berner and Francisco J. Lopez-Balboa and Richard S. Denning, or any of them as proxies, each with the power to appoint their substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, the shares held of record by the undersigned at the close of business on March 3, 2023 at the Annual Meeting of Stockholders of Cumulus Media Inc., to be held on April 26, 2023, or at any postponement or adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2, PROPOSAL 4 AND PROPOSAL 5, AND ONE YEAR ON PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.